Exhibit 99.1

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

ABS New Transaction

Computational Materials

$[263,580,000] (approximate)

Offered Certificates

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

Specialized Loan Servicing, LLC

Servicer

JPMorgan Chase Bank, National Association

Servicing Administrator, Backup Servicer and Securities Administrator

U.S. Bank National Association

Trustee

May [5], 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

The attached tables and other statistical analyses (the “Computational Materials”) are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

TERM SHEET

May [5], 2005

Terwin Mortgage Trust

Asset-Backed Certificates, Series TMTS 2005-10HE

$[263,580,000] (Approximate) Offered Certificates

Subject to Revision

Class(6)	Approx Size ($)	Coupon	WAL (yrs) (Call(4)/ Maturity)	Payment Window (Call (4)/ Maturity)	Payment Delay	Interest Accrual	Expected Final Maturity (4)	Stated Final Maturity (5)	Expected Ratings (S&P/ Moody’s)
Class A-1A	125,218,000	LIBOR + [ ] (1), (2)	1.00 / 1.00	1 -22 /1 - 22	0	Actual/360	05/2007	05/2036	AAA/Aaa
Class A-1B	76,182,000	LIBOR + [ ] (1), (2)	3.00 / 3.04	22 -73 /22 -89	0	Actual/360	08/2011	05/2036	AAA/Aaa
Class A-1C	8,774,000	LIBOR + [ ] (1), (2)	6.08 / 9.76	73 -73 /89 -170	0	Actual/360	08/2011	05/2036	AAA/Aaa
Class M-1	10,212,000	LIBOR + [ ] (1), (3)	4.89 / 5.36	50 -73 /50 -145	0	Actual/360	08/2011	05/2036	AA+ /Aa1
Class M-2	9,384,000	LIBOR + [ ] (1), (3)	4.63 / 5.09	46 -73 /46 -140	0	Actual/360	08/2011	05/2036	AA / Aa2
Class M-3	5,658,000	LIBOR + [ ] (1), (3)	4.50 / 4.95	44 -73 /44 -134	0	Actual/360	08/2011	05/2036	AA / Aa3
Class M-4	4,968,000	LIBOR + [ ] (1), (3)	4.44 / 4.87	43 -73 /43 -130	0	Actual/360	08/2011	05/2036	AA - / A1
Class M-5	4,416,000	LIBOR + [ ] (1), (3)	4.39 / 4.81	42 -73 /42 -125	0	Actual/360	08/2011	05/2036	A+ / A2
Class M-6	4,140,000	LIBOR + [ ] (1), (3)	4.35 / 4.75	41 -73 /41 -121	0	Actual/360	08/2011	05/2036	A / A3
Class B-1	3,864,000	LIBOR + [ ] (1), (3)	4.32 / 4.70	40 -73 /40 -117	0	Actual/360	08/2011	05/2036	A - / Baa1
Class B-2	3,312,000	LIBOR + [ ] (1), (3)	4.30 / 4.66	39 -73 /39 -112	0	Actual/360	08/2011	05/2036	BBB+ /Baa2
Class B-3	3,036,000	LIBOR + [ ] (1), (3)	4.27 / 4.60	39 -73 /39 -107	0	Actual/360	08/2011	05/2036	BBB / Baa3
Class B-4	1,656,000	LIBOR + [ ] (1), (3)	4.27 / 4.57	39 -73 /39 -101	0	Actual/360	08/2011	05/2036	BBB - / Ba1
Class B-5	2,760,000	LIBOR + [ ] (1), (3)	4.25 / 4.51	38 - 73 / 38 -98	0	Actual/360	08/2011	05/2036	BBB - / Ba2
Class B-6 (7)	4,554,000	LIBOR + [ ] (1), (3)	NA	NA	0	Actual/360	NA	NA	BB+ / NR
Class B-7 (7)	2,760,000	LIBOR + [ ] (1), (3)	NA	NA	0	Actual/360	NA	NA	BB / NR

Total:	270,894,000

1)	Subject to the Available Funds Cap and Maximum Rate Cap.

2)	If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1A, Class A-1B and Class A-1C Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3)	If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates will increase to 1.5x its respective margins with respect to each subsequent Distribution Date.

4)	The Certificates will be priced at 120% Fix PPC (100% Fix PPC: 10% CPR in month 1, building linearly to 20% CPR in month 12, remaining at 20% CPR thereafter) for the fixed rate mortgage loans and at 100% Arm PPC (2% CPR in month 1, building linearly to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter), capped at 95% CPR for the adjustable rate mortgage loans. 100% Pricing Speed is assumed to be 120% Fix PPC and 100% Arm PPC. Assumes 10% call.

5)	Assumes latest maturity date of Mortgage Loans plus one year.

6)	The Class A-1A, Class A-1B, Class A-1C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be publicly offered, and will be offered pursuant to the prospectus supplement.

7)	The Class B-6 and Class B-7 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-6 and Class B-7 Certificates is provided to assist your understanding of the Offered Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

CONTACTS

MBS/ABS Trading/Syndicate
Scott Soltas	212-449-3659	scott_soltas@ml.com
Charles Sorrentino	212-449-3659	charles_sorrentino@ml.com
Colin Sheen	212-449-3659	colin_sheen@ml.com
Edgar Seah	212-449-3659	edgar_seah@ml.com

Global Asset Backed Finance
Matt Whalen	212-449-0752	matthew_whalen@ml.com
Paul Park	212-449-6380	paul_park@ml.com
Tom Saywell	212-449-2122	tom_saywell@ml.com
Fred Hubert	212-449-5071	fred_hubert@ml.com
Alan Chan	212-449-8140	alan_chan@ml.com
Parkson Young	212-449-1768	parkson_young@ml.com
Alice Chu	212-449-1701	alice_chu@ml.com
Sonia Lee	212-449-5067	sonia_lee@ml.com
Oleg Saitskiy	212-449-1901	oleg_saitskiy@ml.com
Keith Singletary	212-449-9431	keith_singletary@ml.com
Calvin Look	212-449-5029	calvin_look@ml.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

Title of Certificates	Terwin Mortgage Trust Asset-Backed Certificates, Series TMTS 2005-10HE

Class A-1A, Class A-1B and Class A-1C Certificates (collectively, the “Class A Certificates”),
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the “Class M Certificates”),
Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates (collectively, the “Class B Certificates”).
The Class A Certificates, the Class M Certificates, and the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, are collectively known as the “Offered Certificates”. The Class M and Class B Certificates are collectively known as the “Subordinate Certificates”.

Underwriters	Merrill Lynch, Pierce, Fenner & Smith Incorporated and Terwin Capital LLC

Seller	Terwin Advisors LLC

Servicing Administrator, Back-Up Servicer and Securities Administrator	JPMorgan Chase Bank, National Association

Back-Up Servicer	JPMorgan Chase Bank, National Association: The Back-Up Servicer shall perform the servicing duties and obligations of the Specialized Loan Servicing, LLC in the event that the Specialized Loan Servicing, LLC is terminated. Transfer of servicing to the Back-Up Servicer shall be effective after twenty days advance notice is given to the Back-Up Servicer.

Servicer	Specialized Loan Servicing, LLC

Trustee	U.S. Bank National Association

Loss Mitigation Advisor	The Murrayhill Company

Cut-Off Date	July 1, 2005

Pricing Date	On or about May [6], 2005

Closing Date	On or about July [28], 2005

Distribution Dates	Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August 2005.

ERISA Considerations	The Offered Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan’s acquisition and ownership of such Certificates.

Legal Investment	It is expected that the Senior Certificates and the Class M Certificates (except for the Class M-5 and Class M-6 Certificates) will constitute “mortgage-related securities” for the purposes of SMMEA.

Tax Status	For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a “real estate mortgage investment conduit” (“REMIC”).

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

Optional Termination	Specialized Loan Servicing, LLC (with the consent of the party specified in the Prospectus Supplement) has the option (the “Clean-up Call Option”) to terminate the trust by purchasing all of the Mortgage Loans and any REO Properties and retiring the Certificates when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date.

Pre-Funded Amount:	On the Closing Date, a portion of the proceeds from the sale of the Certificates up to approximately [25]% of the aggregate principal balance of the Certificates issued on the Closing Date (the “Pre-Funded Amount”) will be deposited with the Trustee in a segregated account (the “Pre-Funding Account”) and used by the trust to purchase Mortgage Loans after the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates.

If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the “Capitalized Interest Account”), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

Pre-Funding Period:	From the Closing Date to and including a date, to be specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

Mortgage Loans	The mortgage pool will consist of fixed rate and adjustable rate, first lien, sub-prime mortgage loans (“Initial Mortgage Loans”) underwritten to The Winter Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Specialized Loan Servicing, LLC.

The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the “Subsequent Mortgage Loans” and together with the Initial Mortgage Loans, the “Mortgage Loans”). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately $276,000,000.

Total Deal Size	Approximately $[270,894,000]

Administrative Fees	The Servicing Administrator, Servicer, Securities Administrator, and Trustee will be paid fees aggregating to approximately 52.0 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

Credit Enhancements	1. Excess Interest
2. Over-Collateralization
3. Subordination

Excess Interest	Excess Interest cashflow will be available as credit enhancement.

Over-Collateralization	The over-collateralization (“O/C”) amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.85]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., [1.85]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is maintained.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

Initial: [1.85]% of original principal balance of the Mortgage Loans
Target: [1.85]% of original principal balance of the Mortgage Loans before stepdown [3.70]% of current principal balance of the Mortgage Loans on or after stepdown
Floor: 0.50% of original principal balance of the Mortgage Loans

	Classes	Rating (S/M)	Subordination
Subordination:
* includes O/C	Class A	AAA/Aaa	[23.85]%
	Class M-1	AA+ / Aa1	[20.15]%
	Class M-2	AA / Aa2	[16.75]%
	Class M-3	AA / Aa3	[14.70]%
	Class M-4	AA- / A1	[12.90]%
	Class M-5	A+ / A2	[11.30]%
	Class M-6	A / A3	[9.80]%
	Class B-1	A- / Baa1	[8.40]%
	Class B-2	BBB+ / Baa2	[7.20]%
	Class B-3	BBB / Baa3	[6.10]%
	Class B-4	BBB- / Ba1	[5.50]%
	Class B-5	BBB- / Ba2	[4.50]%
	Class B-6	BB+ / NR	[2.85]%
	Class B-7	BB / NR	[1.85]%

	Classes	Rating (S/M)	Class Sizes
Class Sizes:
	Class A	AAA/Aaa	[76.15]%
	Class M-1	AA+ / Aa1	[3.70]%
	Class M-2	AA / Aa2	[3.40]%
	Class M-3	AA / Aa3	[2.05]%
	Class M-4	AA- / A1	[1.80]%
	Class M-5	A+ / A2	[1.60]%
	Class M-6	A / A3	[1.50]%
	Class B-1	A- / Baa1	[1.40]%
	Class B-2	BBB+ / Baa2	[1.20]%
	Class B-3	BBB / Baa3	[1.10]%
	Class B-4	BBB- / Ba1	[0.60]%
	Class B-5	BBB- / Ba2	[1.00]%
	Class B-6	BB+ / NR	[1.65]%
	Class B-7	BB / NR	[1.00]%

Interest Accrual	Interest for the Certificates will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date, on an actual/360 basis.

Coupon Step Up	If the Clean-up Call Option is not exercised on the first Distribution Date on which it is exercisable, (i) the margin on each class of the Class A Certificates will increase to 2x its margin, and (ii) the margin on each class of the Subordinate Certificates will increase to 1.5x its respective margins.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

Available Funds Cap	The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus interest on the funds in the Pre - Funding Account at the weighted average Net Mortgage Rate, divided by (y) the aggregate certificate principal balance of the Certificates as of the first day of the applicable accrual period.

“Net Mortgage Rate” means, with respect to any Mortgage Loan, the mortgage rate less the Administrative Fees.

1ML Cap Contract	The trust fund will own a one-month LIBOR cap contract purchased for the benefit of the Offered Certificates. Payments received on the cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

Maximum Rate Cap	The pass-through rate of the Certificates will also be subject to the “Maximum Rate Cap”, which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate Mortgage Loans and Net Mortgage Rates on the fixed rate Mortgage Loans, and multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

Shortfall Reimbursement	If on any Distribution Date the pass-through rate for any class of Certificates is limited by the related Available Funds Cap, (1) the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (a) the related Maximum Rate Cap and (b) the sum of (i) the related Available Funds Cap and (ii) the product of (A) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related Accrual period and (B) the quotient obtained by dividing (I) and amount equal to the proceeds, if any, payable under the related Cap Contract with respect to such Distribution Date by (II) the aggregate Certificated Principal Balance of each of the Classes of Certificates to which such Cap Contract relates for such Distribution Date over (2) the amount of interest such class was entitled to receive on such Distribution Dated based on the related Available Funds Cap together with the unpaid portion of any such excess from prior Distribution Dates and interest accrued thereon at the then applicable Pass-Through Rate for such class, without giving effect to the related Available Funds Cap. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

Cashflow Priority	1. Repayment of any unreimbursed Servicer advances.

2. Administrative Fees.

3.      Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, then to the Class B-5 Certificates, then to the Class B-6 Certificates and then to the Class B-7 Certificates.

4.      Available principal funds, as follows: monthly principal to the Class A Certificates as described under “PRINCIPAL PAYDOWN”, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates, then monthly principal to the Class B-6 Certificates, then monthly principal to the Class B-7 Certificates, in each case as described under “PRINCIPAL PAYDOWN.”

5. Excess interest in the order as described under “PRINCIPAL PAYDOWN” if necessary to maintain O/C to the required level.

6. Excess interest to pay Class M and Class B Certificates principal shortfalls.

7. Excess interest to pay Carryover on the Certificates resulting from imposition of the Available Funds Cap.

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates.

Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-1B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-1C Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-1A, Class A-1B and Class A-1C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero.

After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates until their respective Certificate principal balance thereof has been reduced to zero.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 Certificates, twelfth to the Class B-5 Certificates, thirteenth to the Class B-6 Certificates, and fourteen to the Class B-7 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

Class A	[47.70	]%*
Class M-1	[40.30	%]*
Class M-2	[33.50	%]*
Class M-3	[29.40	%]*
Class M-4	[25.80	%]*
Class M-5	[22.60	%]*
Class M-6	[19.60	%]*
Class B-1	[16.80	%]*
Class B-2	[14.40	%]*
Class B-3	[12.20	%]*
Class B-4	[11.00	%]*
Class B-5	[9.00	%]*
Class B-6	[5.70	%]*
Class B-7	[3.70	%]*

*	Includes initial O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)	The Distribution Date is on or after the August 2008 Distribution Date; and

ii)	The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)	A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE	The first Distribution Date on which the Required Percentage (i.e., the sum of the outstanding principal balance of the Subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

Senior Specified Enhancement Percentage:
[47.70]%
or
([22.00]% + [1.85]%)*2

Step Down Loss Trigger Event	The situation that exists with respect to any Distribution Date after the Stepdown Date, if either (a) the quotient (expressed as a percentage) of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) xx.xx% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

Distribution Date Occurring	Required Loss Percentage
August 2008 – July 2009	[x.xx]% with respect to August 2008, plus an additional 1/12th of [x.xx]% for each month thereafter

August 2009 – July 2010	[x.xx]% with respect to August 2009, plus an additional 1/12th of [x.xx]% for each month thereafter

August 2010 – July 2011	[x.xx]% with respect to August 2010, plus an additional 1/12th of [x.xx]% for each month thereafter

August 2011 and thereafter	[x.xx]%

(Preliminary and Subject to Revision)

Prospectus	The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the “Prospectus”). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

Information Herein Subject to Change	The information contained herein with respect to the subordination levels and class sizes of the Certificates is subject to change at any time prior to the Closing Date, which is expected to be on or about July [28], 2005. The Prospectus will describe the material characteristics of the Certificates, including class sizes and subordination levels. All such information included herein is preliminary only, subject to revision, and expressly qualified in its entirety by the information appearing in the Prospectus. The class sizes and subordination levels shown herein reflect preliminary rating agency feedback based on currently-available information. They are subject to change to account for changes in interest rates and other factors which may occur prior to the Closing Date. It is not anticipated that the other transaction characteristics disclosed in the Prospectus will differ materially from those shown herein. Please refer to the Prospectus for a description of the Certificates and the Mortgage Loans as ultimately constituted.

Mortgage Loan Tables	The following tables describe the Mortgage Loans and the related mortgaged properties as of May 1, 2005 (“Statistical Calculation Date”), except where otherwise noted. The sum of the columns below may not equal the total indicated due to rounding. It is not expected that the statistical characteristics of the final mortgage pool will differ in any material respect from the characteristics described in the following tables.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance	$304,217,827
Aggregate Original Principal Balance	$304,560,182
Number of Mortgage Loans	2,781

	Minimum	Maximum	Average (1)
Original Principal Balance	$23,000	$1,000,000	$109,515
Outstanding Principal Balance	$15,807	$1,000,000	$109,392

	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	120	360	354
Stated Remaining Term (mos)	116	358	351
Loan Age (mos) (4)	2	13	4
Current Interest Rate	4.625%	12.936%	7.237%
Initial Interest Rate Cap	1.000%	6.000%	2.522%
Periodic Rate Cap	1.000%	6.000%	1.119%
Gross Margin	1.875%	9.050%	5.468%
Maximum Mortgage Rate	10.125%	18.630%	13.260%
Minimum Mortgage Rate	1.875%	11.950%	6.310%
Months to Roll(4)	1	81	23
Original Loan-to-Value	3.85%	100.00%	77.72%
Credit Score (3)	456	813	623

		Earliest	Latest
Maturity Date		03/01/2015	05/01/2035

Lien Position	Percent of Mortgage Pool
1st Lien	100.00%

Occupancy	Percent of Mortgage Pool
Primary	78.74%
Second Home	1.90%
Investment	19.36%

Loan Type	Percent of Mortgage Pool
Fixed Rate	22.78%
ARM	77.22%

Amortization Type	Percent of Mortgage Pool
Fully Amortizing	89.56%
Interest-Only	10.43%
Balloon	0.02%

Year of Origination	Percent of Mortgage Pool
2004	7.20%
2005	92.80%

Loan Purpose	Percent of Mortgage Pool
Purchase	28.57%
Refinance - Rate Term	4.37%
Refinance - Cashout	67.05%

Property Type	Percent of Mortgage Pool
Single Family Residence	81.24%
Townhouse	0.22%
Condominium	5.26%
Two-to-Four Family	7.81%
Planned Unit Development	5.47%

(1)	Sum of Principal Balance divided by total number of loans.

(2)	Weighted by Outstanding Principal Balance.

(3)	Minimum and Weighting only for loans with scores.

(4)	As of the Cut-off Date.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Mortgage Rates

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
5.000% or less	104	$30,846,068	10.14%	4.891%	625	$296,597	76.58%	82.58%	3.10%
5.001% to 5.500%	133	34,163,730	11.23	5.227	669	256,870	73.53	82.08	2.22
5.501% to 6.000%	77	15,937,057	5.24	5.862	689	206,975	71.49	70.63	37.95
6.001% to 6.500%	127	19,746,582	6.49	6.349	665	155,485	73.33	53.90	39.94
6.501% to 7.000%	241	29,895,815	9.83	6.807	652	124,049	75.03	48.99	27.75
7.001% to 7.500%	295	33,754,910	11.10	7.303	640	114,423	78.33	57.67	13.75
7.501% to 8.000%	473	43,488,226	14.30	7.804	609	91,941	79.90	57.50	4.52
8.001% to 8.500%	421	32,705,478	10.75	8.287	589	77,685	81.28	54.30	3.55
8.501% to 9.000%	387	28,234,095	9.28	8.788	579	72,956	82.17	55.24	0.00
9.001% to 9.500%	254	16,928,857	5.56	9.278	577	66,649	82.74	47.64	0.00
9.501% to 10.000%	165	11,489,792	3.78	9.765	565	69,635	80.78	38.73	0.00
10.001% to 10.500%	42	2,860,533	0.94	10.247	548	68,108	75.59	54.98	0.00
10.501% to 11.000%	39	2,724,339	0.90	10.807	543	69,855	74.31	50.00	0.00
11.001% to 11.500%	11	823,057	0.27	11.274	534	74,823	66.75	41.15	0.00
11.501% to 12.000%	8	473,205	0.16	11.829	521	59,151	67.53	54.74	0.00
12.001% to 12.500%	1	56,085	0.02	12.200	561	56,085	55.00	0.00	0.00
12.501% to 13.000%	3	90,000	0.03	12.906	602	30,000	41.00	100.00	0.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

As of the Statistical Calculation Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 12.936% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.237% per annum.

Remaining Months to Stated Maturity

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
109 to 120	1	$106,421	0.03%	5.250%	762	$106,421	78.18%	100.00%	0.00%
169 to 180	114	7,144,689	2.35	7.148	634	62,673	67.56	82.95	0.00
229 to 240	59	3,532,200	1.16	7.345	648	59,868	69.21	83.68	0.00
337 to 348	1	124,200	0.04	9.150	569	124,200	90.00	0.00	0.00
349 to 360	2,606	293,310,316	96.41	7.237	622	112,552	78.06	59.68	10.81

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 351 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Original Mortgage Loan Principal Balances

Range of Original Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
$1 to $ 50,000	304	$14,389,815	4.73%	8.129%	590	$47,335	64.09%	69.66%	0.35%
$50,001 to $100,000	1,721	96,618,469	31.76	8.272	604	56,141	82.14	63.63	0.37
$100,001 to $150,000	172	21,580,286	7.09	7.313	624	125,467	74.73	65.82	7.18
$150,001 to $200,000	148	26,283,489	8.64	7.109	625	177,591	73.76	61.21	7.05
$200,001 to $250,000	122	27,650,057	9.09	6.819	625	226,640	76.68	54.87	11.63
$250,001 to $300,000	105	28,944,110	9.51	6.687	617	275,658	76.21	59.72	14.07
$300,001 to $350,000	57	18,553,011	6.10	6.635	641	325,491	78.67	50.76	12.33
$350,001 to $400,000	58	21,707,694	7.14	6.402	632	374,271	78.03	55.02	19.25
$400,001 to $450,000	36	15,285,565	5.02	6.265	649	424,599	78.99	49.86	22.52
$450,001 to $500,000	21	10,053,899	3.30	5.915	667	478,757	74.80	66.63	29.04
$500,001 to $550,000	9	4,702,332	1.55	5.868	621	522,481	80.91	67.02	22.12
$550,001 to $600,000	12	6,883,145	2.26	5.934	658	573,595	78.79	58.48	25.06
$600,001 to $650,000	9	5,705,954	1.88	5.960	688	633,995	76.51	32.30	44.85
$700,001 to $750,000	2	1,432,501	0.47	5.102	651	716,251	68.12	100.00	0.00
$750,001 to $800,000	1	780,000	0.26	6.630	676	780,000	80.00	0.00	100.00
$800,001 to $850,000	1	807,500	0.27	7.200	689	807,500	89.72	100.00	100.00
$850,001 to $900,000	1	880,000	0.29	6.500	680	880,000	80.00	100.00	100.00
$950,001 to $1,000,000	2	1,960,000	0.64	7.556	694	980,000	67.50	100.00	0.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

As of the Statistical Calculation Date, the outstanding principal balances of the Mortgage Loans from approximately $15,807 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $109,392.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Product Types

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Balloon Loan	1	$49,728	0.02%	8.750%	583	$49,728	86.21%	0.00%	0.00%
10 Year Fixed Loans	1	106,421	0.03	5.250	762	106,421	78.18	100.00	0.00
15 Year Fixed Loans	104	6,483,012	2.13	7.111	635	62,337	66.44	83.66	0.00
20 Year Fixed Loans	51	2,837,583	0.93	7.609	641	55,639	69.35	79.69	0.00
30 Year Fixed Loans	696	59,811,894	19.66	7.552	644	85,937	77.01	67.99	0.18
One-Month LIBOR Loan	1	560,000	0.18	4.625	678	560,000	80.00	100.00	100.00
Six-Month LIBOR Loans	16	4,431,300	1.46	5.768	656	276,956	69.37	7.29	26.52
2/28 LIBOR Loans	1,588	183,539,151	60.33	7.232	609	115,579	78.93	59.73	6.13
3/27 LIBOR Loans	293	37,024,186	12.17	7.185	630	126,362	77.55	52.40	33.43
5/25 LIBOR Loans	19	6,468,850	2.13	6.664	681	340,466	77.46	45.21	77.16
3/1 Treasury Loans	1	180,000	0.06	8.275	529	180,000	80.00	100.00	0.00
5/1 Treasury Loans	8	2,270,700	0.75	5.502	724	283,838	63.00	92.51	55.25
7/1 Treasury Loans	2	455,000	0.15	5.599	745	227,500	61.47	100.00	0.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

Amortization Type

Amortization Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Fully Amortizing	2,679	$272,453,166	89.56%	7.312%	616	$101,700	77.65%	62.71%	0.00%
Balloon	1	49,728	0.02	8.750	583	49,728	86.21	0.00	0.00
24 Month Interest-Only	1	298,800	0.10	8.400	621	298,800	90.00	0.00	100.00
36 Month Interest-Only	6	1,975,500	0.65	7.355	603	329,250	88.01	79.78	100.00
60 Month Interest-Only	32	10,836,769	3.56	6.614	689	338,649	76.75	40.13	100.00
120 Month Interest-Only	62	18,603,863	6.12	6.462	691	300,062	77.89	38.93	100.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

State Distributions of Mortgaged Properties

Geographic Location	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Alabama	63	$4,031,422	1.33%	8.820%	574	$63,991	81.08%	55.54%	0.00%
Alaska	1	167,000	0.05	7.950	634	167,000	100.00	0.00	0.00
Arizona	70	8,461,021	2.78	6.913	657	120,872	76.09	59.24	37.83
Arkansas	12	920,161	0.30	7.926	618	76,680	79.77	85.33	0.00
California	313	90,099,770	29.62	6.084	630	287,859	75.05	68.64	14.07
Colorado	23	3,830,418	1.26	6.236	683	166,540	72.75	65.73	21.93
Connecticut	17	2,505,852	0.82	7.496	647	147,403	77.94	62.59	0.00
Delaware	5	439,975	0.14	7.396	619	87,995	71.33	73.29	0.00
District of Columbia	4	879,839	0.29	6.730	685	219,960	76.92	14.96	16.69
Florida	165	19,597,087	6.44	7.235	617	118,770	75.95	56.49	4.04
Georgia	33	3,189,537	1.05	7.879	625	96,653	84.67	71.67	11.19
Hawaii	8	2,948,744	0.97	6.883	570	368,593	82.40	87.30	0.00
Idaho	4	359,500	0.12	8.158	632	89,875	78.10	100.00	30.71
Illinois	70	5,218,639	1.72	7.926	589	74,552	78.38	54.13	0.00
Indiana	200	11,117,758	3.65	8.301	628	55,589	86.08	66.67	0.00
Iowa	31	1,656,610	0.54	8.317	579	53,439	79.32	93.03	0.00
Kansas	22	1,206,836	0.40	8.596	594	54,856	81.33	80.32	0.00
Kentucky	19	983,935	0.32	7.988	572	51,786	72.68	87.03	0.00
Louisiana	43	2,930,897	0.96	7.933	612	68,160	79.15	69.88	0.00
Maine	2	214,000	0.07	9.366	568	107,000	58.95	18.69	0.00
Maryland	60	8,038,013	2.64	7.728	628	133,967	76.44	45.60	16.90
Massachusetts	17	4,168,429	1.37	7.231	643	245,202	75.28	49.48	5.79
Michigan	311	17,892,841	5.88	8.443	592	57,533	80.19	60.04	0.56
Minnesota	21	1,562,402	0.51	7.572	617	74,400	78.68	55.30	19.88
Mississippi	31	1,986,440	0.65	8.565	594	64,079	85.76	75.06	13.87
Missouri	115	6,527,643	2.15	8.646	596	56,762	83.65	64.68	0.00
Montana	3	328,247	0.11	7.358	657	109,416	58.57	46.69	0.00
Nebraska	13	736,953	0.24	7.765	583	56,689	82.30	63.81	0.00
Nevada	39	8,366,220	2.75	6.872	661	214,518	76.31	44.42	51.59
New Hampshire	5	1,120,800	0.37	8.362	635	224,160	74.79	26.86	0.00
New Jersey	72	16,510,693	5.43	7.103	639	229,315	78.32	36.79	21.72
New Mexico	8	583,342	0.19	8.155	646	72,918	83.89	54.95	0.00
New York	79	14,340,107	4.71	7.252	623	181,520	75.60	46.71	11.47
North Carolina	27	1,792,378	0.59	8.187	601	66,384	81.17	63.51	0.00
North Dakota	1	53,136	0.02	8.600	633	53,136	95.00	0.00	0.00
Ohio	293	16,396,034	5.39	8.016	598	55,959	81.12	64.77	1.12
Oklahoma	55	2,944,909	0.97	8.179	628	53,544	83.28	49.57	0.00
Oregon	7	928,388	0.31	7.006	698	132,627	77.68	35.79	0.00
Pennsylvania	157	9,748,564	3.20	8.115	594	62,093	80.04	71.14	0.00
Rhode Island	8	1,872,767	0.62	6.891	650	234,096	76.78	62.66	0.00
South Carolina	5	214,906	0.07	8.044	582	42,981	80.79	76.73	0.00
South Dakota	2	197,494	0.06	5.857	708	98,747	68.00	100.00	0.00
Tennessee	77	4,111,184	1.35	8.294	608	53,392	82.98	58.48	0.00
Texas	173	11,321,136	3.72	8.222	622	65,440	78.18	62.07	0.00
Utah	7	873,857	0.29	6.760	668	124,837	76.95	37.94	14.40
Vermont	2	360,968	0.12	5.250	726	180,484	89.99	100.00	0.00
Virginia	24	5,314,028	1.75	7.580	663	221,418	76.43	24.95	27.22
Washington	12	1,358,702	0.45	6.733	670	113,225	69.32	66.41	0.00
West Virginia	7	491,891	0.16	8.929	580	70,270	65.45	93.92	0.00
Wisconsin	43	3,186,012	1.05	8.209	603	74,093	79.35	60.73	0.00
Wyoming	2	130,339	0.04	8.855	563	65,169	88.41	55.24	0.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

No more than approximately 0.72% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Original Loan-to-Value Ratios

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
50.00% or less	165	$13,193,740	4.34%	6.905%	625	$79,962	37.54%	62.93%	6.06%
50.01% to 55.00%	55	6,143,730	2.02	6.461	623	111,704	52.61	75.03	4.17
55.01% to 60.00%	65	9,424,214	3.10	6.762	616	144,988	57.71	71.22	9.23
60.01% to 65.00%	107	11,467,480	3.77	7.052	590	107,173	63.64	62.91	2.08
65.01% to 70.00%	189	24,590,139	8.08	7.091	597	130,107	68.88	57.01	12.14
70.01% to 75.00%	254	31,908,991	10.49	7.157	606	125,626	74.00	61.11	7.14
75.01% to 80.00%	649	100,506,104	33.04	6.906	647	154,863	79.61	58.24	18.95
80.01% to 85.00%	343	34,546,182	11.36	7.624	589	100,718	84.52	62.19	4.77
85.01% to 90.00%	764	57,274,251	18.83	7.815	625	74,966	89.66	58.88	2.96
90.01% to 95.00%	183	14,440,437	4.75	7.777	637	78,909	94.70	66.93	13.14
95.01% to 100.00%	7	722,560	0.24	8.278	639	103,223	99.54	35.91	0.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

As of the Statistical Calculation Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 3.85% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.72% .

Mortgage Insurance

Mortgage Insurance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
No Mortgage Insurance	2,771	$302,786,197	99.53%	7.233%	623	$109,270	77.65%	60.73%	10.43%
Mortgage Insurance	10	1,431,630	0.47	7.997	685	143,163	91.58	10.68	8.79

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Refinance - Cashout	1,739	$203,988,626	67.05%	7.084%	609	$117,302	75.18%	66.37%	9.57%
Purchase	960	86,927,502	28.57	7.700	653	90,549	83.90	46.62	12.03
Refinance - Rate Term	82	13,301,699	4.37	6.554	633	162,216	76.20	61.00	13.04

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Property Type

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Single Family Residence	2,370	$247,145,943	81.24%	7.242%	620	$104,281	77.92%	60.77%	10.96%
Two-to-Four Family	168	23,763,443	7.81	7.483	644	141,449	78.25	63.03	6.17
Planned Unit Development	96	16,640,383	5.47	7.205	612	173,337	76.97	59.33	11.05
Condominium	142	16,004,408	5.26	6.840	636	112,707	74.79	54.96	7.41
Townhouse	5	663,650	0.22	6.753	725	132,730	70.84	29.65	22.13

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

Documentation

Documentation	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Full Documentation	1,759	$184,026,945	60.49%	6.962%	616	$104,620	77.34%	100.00%	7.16%
Stated Documentation	725	62,524,098	20.55	8.247	622	86,240	79.98	0.00	9.74
Reduced Documentation	240	44,664,924	14.68	6.870	639	186,104	75.84	0.00	17.73
No Income/No Asset	33	7,033,454	2.31	7.828	638	213,135	79.19	0.00	15.29
No Ratio	24	5,968,405	1.96	7.163	693	248,684	77.92	0.00	57.98

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

Occupancy

Occupancy	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
Primary	1,910	$239,544,612	78.74%	7.032%	614	$125,416	76.35%	63.52%	11.13%
Investment	828	58,885,030	19.36	8.094	657	71,117	83.41	50.40	5.17
Second Home	43	5,788,185	1.90	6.975	662	134,609	76.54	37.65	34.86

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Mortgage Loan Age Summary

Mortgage Loan Age (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
2	129	$31,290,223	10.29%	7.419%	616	$242,560	77.75%	46.88%	21.10%
3	903	128,067,065	42.10	7.332	631	141,824	76.94	56.09	16.69
4	863	76,853,082	25.26	6.921	622	89,053	78.59	67.23	4.06
5	630	44,807,000	14.73	7.538	607	71,122	77.53	66.46	0.98
6	180	12,310,395	4.05	7.599	618	68,391	81.33	56.08	0.00
7	45	4,373,386	1.44	6.608	597	97,186	80.39	82.05	4.26
8	27	5,739,476	1.89	5.492	637	212,573	74.98	97.43	0.00
10	2	481,000	0.16	8.993	611	240,500	71.65	0.00	0.00
11	1	172,000	0.06	7.950	622	172,000	80.00	0.00	0.00
13	1	124,200	0.04	9.150	569	124,200	90.00	0.00	0.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

Original Prepayment Penalty Term

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
None	859	$102,437,071	33.67%	7.366%	634	$119,252	76.07%	53.67%	14.19%
12 Months	59	8,126,868	2.67	7.275	655	137,744	80.00	50.31	15.66
24 Months	865	92,290,024	30.34	7.600	603	106,694	79.67	61.03	10.14
36 Months	980	97,596,918	32.08	6.778	624	99,589	77.54	68.30	6.28
60 Months	18	3,766,946	1.24	6.627	691	209,275	74.27	52.48	11.11

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Credit Scores

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
456 to 475	15	$3,098,267	1.02%	8.598%	466	$206,551	78.84%	63.47%	0.00%
476 to 500	38	6,869,187	2.26	8.708	491	180,768	74.72	76.77	0.00
501 to 525	223	17,309,805	5.69	8.767	514	77,622	73.32	81.63	0.00
526 to 550	355	27,789,147	9.13	8.407	538	78,279	75.24	70.29	0.00
551 to 575	367	30,017,778	9.87	7.951	562	81,792	76.61	63.11	1.47
576 to 600	348	33,889,489	11.14	7.169	588	97,384	77.42	66.55	2.17
601 to 625	377	39,090,498	12.85	6.989	612	103,688	80.96	58.12	4.90
626 to 650	284	32,809,104	10.78	6.842	637	115,525	79.57	47.86	8.89
651 to 675	252	31,966,253	10.51	6.738	662	126,850	78.92	49.15	17.02
676 to 700	198	31,905,327	10.49	6.685	686	161,138	77.57	58.64	27.35
701 to 725	154	28,432,545	9.35	6.490	713	184,627	78.67	53.07	27.12
726 to 750	82	10,517,707	3.46	6.620	736	128,265	76.68	65.99	15.48
751 to 775	63	6,670,134	2.19	6.622	763	105,875	75.95	65.95	21.88
776 to 800	22	3,639,047	1.20	6.032	786	165,411	71.70	58.81	20.31
801 to 813	3	213,538	0.07	6.494	810	71,179	86.45	100.00	0.00

Total:	2,781	$304,217,827	100.00%	7.237%	623	$109,392	77.72%	60.49%	10.43%

The Credit Scores of the Mortgage Loans that were scored as of the Statistical Calculation Date ranged from 456 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Statistical Calculation Date was approximately 623.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Gross Margins

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
1.501% to 2.000%	1	$560,000	0.24%	4.625%	678	$560,000	80.00%	100.00%	100.00%
2.001% to 2.500%	8	2,244,500	0.96	5.511	728	280,563	62.67	100.00	55.89
2.501% to 3.000%	99	28,000,231	11.92	6.610	684	282,831	75.12	30.32	63.85
3.001% to 3.500%	39	7,681,336	3.27	6.974	686	196,957	77.03	33.96	22.97
3.501% to 4.000%	47	8,995,892	3.83	6.756	668	191,402	74.02	30.11	9.67
4.001% to 4.500%	16	2,425,896	1.03	7.754	675	151,619	78.24	24.90	20.31
4.501% to 5.000%	62	8,899,071	3.79	5.849	690	143,533	73.60	77.78	2.14
5.001% to 5.500%	53	12,647,273	5.38	6.500	648	238,628	79.37	44.77	32.06
5.501% to 6.000%	1,347	120,813,037	51.43	7.056	605	89,690	80.49	67.92	1.18
6.001% to 6.500%	53	9,006,370	3.83	7.994	551	169,932	78.87	50.69	4.89
6.501% to 7.000%	163	25,414,025	10.82	8.739	534	155,914	74.07	55.82	2.62
7.001% to 7.500%	19	3,885,697	1.65	7.890	582	204,510	82.28	56.59	14.78
7.501% to 8.000%	9	2,324,850	0.99	7.860	640	258,317	86.89	73.67	49.76
8.001% to 8.500%	5	809,400	0.34	8.571	574	161,880	80.07	49.98	34.04
8.501% to 9.000%	6	1,134,110	0.48	9.115	548	189,018	81.37	49.75	0.00
9.001% to 9.500%	1	87,500	0.04	10.050	538	87,500	70.00	100.00	0.00

Total:	1,928	$234,929,187	100.00%	7.156%	617	$121,851	78.31%	57.71%	13.45%

As of the Statistical Calculation Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 1.875% per annum to 9.050% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.468% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Maximum Mortgage Rates

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
10.500% or less	5	$1,554,200	0.66%	5.306%	727	$310,840	66.46%	100.00%	48.90%
10.501% to 11.000%	103	31,714,977	13.50	4.961	628	307,912	76.35	83.77	5.42
11.001% to 11.500%	114	29,419,207	12.52	5.240	660	258,063	74.26	77.93	2.40
11.501% to 12.000%	42	11,223,051	4.78	6.110	679	267,216	74.32	43.38	66.97
12.001% to 12.500%	58	12,510,348	5.33	6.430	662	215,696	75.16	38.74	55.91
12.501% to 13.000%	108	14,811,554	6.30	6.832	658	137,144	76.72	37.92	27.89
13.001% to 13.500%	172	20,399,704	8.68	7.272	633	118,603	78.98	56.02	18.60
13.501% to 14.000%	305	29,937,083	12.74	7.687	608	98,154	81.30	54.44	9.44
14.001% to 14.500%	293	24,268,431	10.33	8.194	581	82,827	81.74	53.45	4.52
14.501% to 15.000%	280	22,678,473	9.65	8.582	574	80,995	82.30	55.45	2.69
15.001% to 15.500%	204	14,576,253	6.20	9.062	568	71,452	81.61	50.53	1.89
15.501% to 16.000%	141	11,687,916	4.98	9.489	561	82,893	80.11	38.38	0.00
16.001% to 16.500%	42	4,081,565	1.74	9.760	553	97,180	75.22	42.16	0.00
16.501% to 17.000%	33	2,896,754	1.23	9.612	553	87,780	72.95	47.44	13.64
17.001% to 17.500%	8	681,168	0.29	10.863	547	85,146	77.13	37.41	0.00
17.501% to 18.000%	15	1,467,945	0.62	9.370	587	97,863	75.17	42.57	0.00
18.001% to 18.500%	4	240,559	0.10	9.244	558	60,140	48.60	37.65	0.00
18.501% to 19.000%	1	780,000	0.33	6.630	676	780,000	80.00	0.00	100.00

Total:	1,928	$234,929,187	100.00%	7.156%	617	$121,851	78.31%	57.71%	13.45%

As of the Statistical Calculation Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 18.630% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.260% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE AGGREGATE COLLATERAL SUMMARY

Next Rate Adjustment Date

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc	Percent IO
August 2005	3	$1,321,600	0.56%	5.129%	657	$440,533	57.40%	42.37%	42.37%
October 2005	5	769,550	0.33	5.833	630	153,910	74.79	41.97	0.00
November 2005	9	2,900,150	1.23	5.821	666	322,239	75.44	0.00	40.52
June 2006	1	124,200	0.05	9.150	569	124,200	90.00	0.00	0.00
August 2006	1	172,000	0.07	7.950	622	172,000	80.00	0.00	0.00
September 2006	2	481,000	0.20	8.993	611	240,500	71.65	0.00	0.00
November 2006	22	4,962,181	2.11	5.398	627	225,554	77.52	98.11	0.00
December 2006	30	3,361,043	1.43	6.285	594	112,035	80.72	84.72	5.54
January 2007	103	7,847,963	3.34	7.416	617	76,194	83.27	54.97	0.00
February 2007	358	27,182,689	11.57	7.427	608	75,929	79.61	62.88	0.00
March 2007	484	49,920,146	21.25	6.721	620	103,141	80.20	64.54	2.84
April 2007	515	72,339,227	30.79	7.538	607	140,465	77.59	53.26	8.67
May 2007	72	17,148,703	7.30	7.680	585	238,176	77.97	56.88	19.67
December 2007	4	431,625	0.18	7.021	604	107,906	84.93	76.32	0.00
January 2008	11	679,979	0.29	8.193	614	61,816	83.13	38.24	0.00
February 2008	70	5,384,510	2.29	7.614	573	76,922	74.83	74.91	8.17
March 2008	96	8,712,156	3.71	7.257	610	90,752	79.45	56.01	10.76
April 2008	92	16,939,816	7.21	6.915	661	184,128	76.93	49.76	55.30
May 2008	21	5,056,100	2.15	7.424	621	240,767	77.95	32.62	32.24
March 2010	2	760,000	0.32	5.224	749	380,000	63.20	100.00	100.00
April 2010	23	7,278,550	3.10	6.491	690	316,459	74.03	48.97	69.54
May 2010	2	701,000	0.30	6.253	663	350,500	81.72	100.00	60.63
April 2012	2	455,000	0.19	5.599	745	227,500	61.47	100.00	0.00

Total:	1,928	$234,929,187	100.00%	7.156%	617	$121,851	78.31%	57.71%	13.45%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

**	It is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the August 1, 2005 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in August 2005.

**Assumed Mortgage Pool

Fixed Rate Mortgage Loans

Current Balance ($)	Mortgage Rate(%)	Net Mortgage Rate(%)	Original Term (months)	Remaining Term (months)	Original Amortization Term (months)	Remaining Amortization Term (months)	Original Interest-Only Term (months)	Remaining Interest-Only Term (months)	Original Months to Prepayment Penalty Expiration
45,115.88	8.750	8.230	180	175	360	355	0	0	0
96,550.29	5.250	4.730	120	116	120	116	0	0	0
3,068,789.85	6.498	5.978	180	176	180	176	0	0	0
153,572.50	9.639	9.119	180	173	180	173	0	0	12
240,054.95	8.107	7.587	180	175	180	175	0	0	24
2,287,710.29	7.751	7.231	180	175	180	175	0	0	36
131,550.48	5.500	4.980	180	177	180	177	0	0	60
1,554,437.81	7.697	7.177	240	236	240	236	0	0	0
100,510.26	6.989	6.469	240	236	240	236	0	0	12
919,434.23	7.527	7.007	240	236	240	236	0	0	36
24,838,147.27	7.311	6.791	360	356	360	356	0	0	0
1,744,383.97	7.866	7.346	360	356	360	356	0	0	12
3,306,847.04	8.157	7.637	360	356	360	356	0	0	24
21,926,220.89	7.796	7.276	360	356	360	356	0	0	36
2,348,263.10	6.778	6.258	360	357	360	357	0	0	60
100,159.81	6.750	6.230	360	357	240	240	120	117	60

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TERWIN MORTGAGE TRUST ASSET-BACKED CERTIFICATES, SERIES 2005-10HE

Adjustable Rate Mortgage Loans

Current Balance ($)	Mortgage Rate(%)	Net Mortgage Rate(%)	Original Term (months)	Remaining Term (months)	Original Amortization Term (months)	Remaining Amortization Term (months)	Original Interest-Only Term (months)	Remaining Interest-Only Term (months)	Gross Margin(%)	Initial Rate Change Cap(%)	Periodic Cap(%)	Maximum Rate(%)	Minimum Rate(%)	Rate Change Frequency (months)	Number of Months Until Next Rate Adjustment Date	Index	Original Months to Prepayment Penalty Expiration
508,057.01	4.625	4.105	360	357	240	240	120	117	1.875	1.000	1.000	10.625	1.875	1	1	1ML	0
2,103,219.94	5.628	5.108	360	357	360	357	0	0	3.809	2.274	2.274	13.157	3.809	6	3	6ML	0
851,040.86	5.773	5.253	360	357	360	357	0	0	4.000	1.000	1.000	11.773	4.000	6	3	6ML	36
1,066,012.48	6.040	5.520	360	358	240	240	120	118	3.124	6.000	6.000	18.040	3.124	6	4	6ML	0
34,533,774.52	7.889	7.369	359	355	359	355	0	0	5.514	2.675	1.151	14.061	6.922	6	21	6ML	0
3,969,268.45	7.345	6.825	360	356	360	356	0	0	5.930	2.387	1.000	13.345	6.914	6	20	6ML	12
71,395,162.16	7.679	7.159	359	356	359	356	0	0	6.059	2.454	1.096	13.786	7.306	6	20	6ML	24
46,412,545.83	6.138	5.618	358	354	358	354	0	0	5.804	2.026	1.000	12.142	6.052	6	20	6ML	36
271,084.71	8.400	7.880	360	356	336	336	24	20	7.400	3.000	1.000	14.400	7.400	6	20	6ML	24
920,853.33	6.676	6.156	360	358	300	300	60	58	5.302	3.000	1.000	12.676	5.302	6	22	6ML	0
453,622.33	6.000	5.480	360	358	300	300	60	58	2.750	3.000	1.000	12.000	2.750	6	22	6ML	12
4,473,867.60	6.871	6.351	360	357	300	300	60	57	5.394	2.923	1.043	12.977	6.509	6	21	6ML	24
2,303,996.81	7.021	6.501	360	357	240	240	120	117	3.234	3.000	1.000	13.021	3.234	6	21	6ML	0
1,780,739.83	6.441	5.921	360	357	240	240	120	117	3.096	3.000	1.000	12.441	3.096	6	21	6ML	24
163,304.04	8.275	7.755	360	357	360	357	0	0	6.990	3.000	2.000	15.275	6.990	12	33	1YT	36
12,046,592.20	7.551	7.031	359	355	359	355	0	0	5.068	2.546	1.058	13.673	6.114	6	32	6ML	0
222,243.71	7.124	6.604	360	357	360	357	0	0	4.985	2.791	1.000	13.124	5.404	6	33	6ML	24
10,093,163.61	7.384	6.864	359	355	359	355	0	0	5.892	2.350	1.115	13.613	6.753	6	32	6ML	36
780,684.03	7.581	7.061	360	358	324	324	36	34	7.481	3.000	1.500	14.581	7.481	6	34	6ML	0
1,011,577.80	7.182	6.662	360	356	324	324	36	32	6.404	3.000	1.303	13.787	6.404	6	32	6ML	36
1,238,570.41	6.568	6.048	360	357	300	300	60	57	3.381	3.000	1.000	12.568	3.381	6	33	6ML	0
114,131.38	7.250	6.730	360	357	300	300	60	57	2.750	3.000	1.000	13.250	2.750	6	33	6ML	24
2,693,701.95	6.523	6.003	360	357	240	240	120	117	2.750	3.000	1.000	12.523	2.750	6	33	6ML	0
315,721.14	5.953	5.433	360	357	240	240	120	117	2.750	3.000	1.000	11.953	2.750	6	33	6ML	12
1,416,064.67	6.499	5.979	360	357	240	240	120	117	2.750	3.000	1.000	12.499	2.750	6	33	6ML	24
3,378,112.80	6.432	5.912	360	357	240	240	120	117	2.750	3.000	1.000	12.432	2.750	6	33	6ML	36
279,431.36	6.250	5.730	360	357	240	240	120	117	2.750	3.000	1.000	12.250	2.750	6	33	6ML	60
639,607.49	5.685	5.165	360	357	360	357	0	0	2.672	3.000	2.000	10.685	2.672	12	57	1YT	0
282,334.54	5.375	4.855	360	357	360	357	0	0	3.250	3.000	2.000	10.375	3.250	12	57	1YT	60
1,138,138.43	5.431	4.911	360	356	300	300	60	56	2.250	3.000	2.000	10.431	2.250	12	56	1YT	0
410,074.59	6.600	6.080	360	357	360	357	0	0	2.980	5.000	1.000	11.600	2.980	6	57	6ML	0
250,399.53	5.750	5.230	360	358	360	358	0	0	5.500	3.000	1.000	11.750	5.500	6	58	6ML	12
77,587.56	6.000	5.480	360	357	360	357	0	0	2.750	5.000	1.000	11.000	2.750	6	57	6ML	24
326,290.54	7.125	6.605	360	357	360	357	0	0	2.750	5.000	1.000	12.125	2.750	6	57	6ML	36
275,802.38	7.500	6.980	360	357	360	357	0	0	2.750	5.000	1.000	12.500	2.750	6	57	6ML	60
1,106,838.49	6.992	6.472	360	357	300	300	60	57	5.086	4.066	1.000	12.693	5.086	6	57	6ML	0
385,578.98	6.580	6.060	360	358	300	300	60	58	5.500	3.000	1.000	12.580	5.500	6	58	6ML	12
1,429,527.27	6.726	6.206	360	357	240	240	120	117	2.750	5.000	1.000	11.726	2.750	6	57	6ML	0
431,848.46	6.053	5.533	360	357	240	240	120	117	2.750	5.000	1.000	11.053	2.750	6	57	6ML	24
1,174,881.84	6.468	5.948	360	357	240	240	120	117	2.750	5.000	1.000	11.468	2.750	6	57	6ML	36
412,796.32	5.599	5.079	360	357	360	357	0	0	2.250	3.000	2.000	10.599	2.250	12	81	1YT	0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

One-Month LIBOR Cap Table

Period	Beginning Accrual	Ending Accrual	Notional Balance ($)	Lower Collar (%)	Upper Collar (%)
1	7/28/2005	8/25/2005	270,894,000	7.092	9.760
2	8/25/2005	9/25/2005	267,709,591	6.386	9.760
3	9/25/2005	10/25/2005	263,992,063	6.610	9.760
4	10/25/2005	11/25/2005	259,747,852	6.413	9.760
5	11/25/2005	12/25/2005	254,987,683	6.664	9.760
6	12/25/2005	1/25/2006	249,723,801	6.446	9.760
7	1/25/2006	2/25/2006	243,973,009	6.451	9.760
8	2/25/2006	3/25/2006	237,755,370	7.173	9.760
9	3/25/2006	4/25/2006	231,096,909	6.460	9.760
10	4/25/2006	5/25/2006	224,358,980	6.709	9.760
11	5/25/2006	6/25/2006	217,804,587	6.514	9.760
12	6/25/2006	7/25/2006	211,437,785	6.744	9.760
13	7/25/2006	8/25/2006	205,253,189	6.524	9.760
14	8/25/2006	9/25/2006	199,245,568	6.529	9.760
15	9/25/2006	10/25/2006	193,409,842	6.761	9.760
16	10/25/2006	11/25/2006	187,741,077	6.561	9.760
17	11/25/2006	12/25/2006	182,234,830	6.793	9.760
18	12/25/2006	1/25/2007	176,886,080	6.572	9.760
19	1/25/2007	2/25/2007	171,690,308	6.579	9.760
20	2/25/2007	3/25/2007	164,813,685	7.323	9.760
21	3/25/2007	4/25/2007	156,579,489	7.592	9.760
22	4/25/2007	5/25/2007	148,735,349	8.288	9.760
23	5/25/2007	6/25/2007	141,309,390	8.032	9.760
24	6/25/2007	7/25/2007	134,272,634	8.312	9.760
25	7/25/2007	8/25/2007	128,665,083	8.038	9.760
26	8/25/2007	9/25/2007	124,272,434	8.045	9.760
27	9/25/2007	10/25/2007	120,065,695	8.784	9.760
28	10/25/2007	11/25/2007	116,004,670	8.667	9.760
29	11/25/2007	12/25/2007	112,079,743	8.976	9.760
30	12/25/2007	1/25/2008	108,284,814	8.686	9.760
31	1/25/2008	2/25/2008	104,615,498	8.694	9.760
32	2/25/2008	3/25/2008	101,067,557	9.319	9.760
33	3/25/2008	4/25/2008	97,636,901	9.336	9.760
34	4/25/2008	5/25/2008	94,325,991	9.941	9.760
35	5/25/2008	6/25/2008	91,125,210	9.634	9.760
36	6/25/2008	7/25/2008	88,029,646	9.972	9.760
37	7/25/2008	8/25/2008	85,035,908	9.652	9.760
38	8/25/2008	9/25/2008	84,018,459	9.441	9.760
39	9/25/2008	10/25/2008	0	0.000	0.000

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

Hypothetical Available Funds Cap Table

Payment Date	Available Funds Cap (%) (1)(2)	Available Funds Cap (%) (1)(3)
8/25/05	7.332	7.332
9/25/05	6.625	10.000
10/25/05	6.848	10.000
11/25/05	6.645	10.000
12/25/05	6.872	10.000
1/25/06	6.654	10.000
2/25/06	6.657	10.000
3/25/06	7.375	10.000
4/25/06	6.666	10.000
5/25/06	6.895	10.000
6/25/06	6.678	10.000
7/25/06	6.905	10.000
8/25/06	6.688	10.000
9/25/06	6.693	10.000
10/25/06	6.922	10.000
11/25/06	6.704	10.000
12/25/06	6.934	10.000
1/25/07	6.716	10.000
2/25/07	6.722	10.000
3/25/07	7.455	10.000
4/25/07	7.614	10.000
5/25/07	8.063	10.000
6/25/07	7.818	10.000
7/25/07	8.086	10.000
8/25/07	7.831	10.000
9/25/07	7.839	10.000
10/25/07	8.269	10.000
11/25/07	8.010	10.000
12/25/07	8.286	10.000
1/25/08	8.028	10.000
2/25/08	8.037	10.000
3/25/08	8.602	10.000
4/25/08	8.224	10.000
5/25/08	8.510	10.181
6/25/08	8.255	10.000
7/25/08	8.542	10.212
8/25/08	8.278	10.000
9/25/08	8.105	10.000
10/25/08	8.371	10.511
11/25/08	8.096	10.350
12/25/08	8.364	10.691
1/25/09	8.090	10.334
2/25/09	8.085	10.322
3/25/09	8.947	11.414
4/25/09	8.077	10.609
5/25/09	8.342	10.988
6/25/09	8.069	10.623
7/25/09	8.333	10.963
8/25/09	8.060	10.595
9/25/09	8.056	10.581
10/25/09	8.320	10.998
11/25/09	8.047	10.660
12/25/09	8.311	11.003
1/25/10	8.039	10.633
2/25/10	8.034	10.618
3/25/10	8.890	11.740
4/25/10	8.027	10.630
5/25/10	8.296	11.059
6/25/10	8.030	10.693
7/25/10	8.293	11.033
8/25/10	8.021	10.662
9/25/10	8.016	10.646
10/25/10	8.279	10.985
11/25/10	8.007	10.618
12/25/10	8.279	10.967
1/25/11	8.017	10.611
2/25/11	8.023	10.609
3/25/11	8.890	11.744
4/25/11	8.037	10.613
5/25/11	8.312	10.973
6/25/11	8.052	10.621
7/25/11	8.328	10.975
8/25/11	8.068	10.622
9/25/11	***	***
10/25/11	***	***

1.	Calculated as (a) the Available Funds Cap plus (b) the result of the proceeds from the Cap Contract divided by the aggregate certificate principal balance of the classes of Certificates for such Distribution Date multiplied by 12.

2.	Assumes no losses, 10% optional termination, 120% Fix PPC on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 3.385%, 3.620% and 3.690%, respectively.

3.	Assumes no losses, 10% optional termination, 120% Fix PPC on fixed rate collateral and 100% Arm PPC on the adjustable rate collateral, and 1 month LIBOR, 6 month LIBOR and 1 year CMT are 3.385%, 3.620% and 3.690%, respectively, for the first Distribution Date and all increase to 20.000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

Discount Margin Table (To Call)

	0% Pricing Speed To Call Disc Margin	80% Pricing Speed To Call Disc Margin	100% Pricing Speed To Call Disc Margin	150% Pricing Speed To Call Disc Margin	200% Pricing Speed To Call Disc Margin
Class A-1A
100.00000%	14	14	14	14	14
WAL (yrs)	13.59	1.18	1.00	0.71	0.56
Mod Durn (yrs)	10.38	1.15	0.98	0.70	0.55
Principal Window	Aug05 - Nov26	Aug05 - Sep07	Aug05 - May07	Aug05 - Nov06	Aug05 - Jul06

Class A-1B
100.00000%	26	26	26	26	26
WAL (yrs)	25.25	4.24	3.00	1.71	1.33
Mod Durn (yrs)	16.35	3.87	2.80	1.65	1.30
Principal Window	Nov26 - Jan34	Sep07 - Apr13	May07 - Aug11	Nov06 - Sep07	Jul06 - Mar07

Class A-1C
100.00000%	37	37	37	37	37
WAL (yrs)	28.49	7.74	6.08	2.23	1.69
Mod Durn (yrs)	17.35	6.69	5.41	2.13	1.63
Principal Window	Jan34 - Jan34	Apr13 - Apr13	Aug11 - Aug11	Sep07 - Nov07	Mar07 - Apr07

Class M-1
100.00000%	46	46	46	46	46
WAL (yrs)	26.26	5.26	4.89	2.45	1.75
Mod Durn (yrs)	16.36	4.70	4.44	2.33	1.69
Principal Window	Nov27 - Jan34	Jan09 - Apr13	Sep09 - Aug11	Nov07 - Feb08	Apr07 - May07

Class M-2
100.00000%	50	50	50	50	50
WAL (yrs)	26.26	5.22	4.63	2.72	1.84
Mod Durn (yrs)	16.29	4.66	4.21	2.57	1.77
Principal Window	Nov27 - Jan34	Nov08 - Apr13	May09 - Aug11	Feb08 - Jun08	May07 - Jun07

Class M-3
100.00000%	52	52	52	52	52
WAL (yrs)	26.26	5.20	4.50	3.10	1.91
Mod Durn (yrs)	16.25	4.64	4.10	2.91	1.84
Principal Window	Nov27 - Jan34	Nov08 - Apr13	Mar09 - Aug11	Jun08 - Mar09	Jun07 - Jul07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

Discount Margin Table (To Call)

	0% Pricing Speed To Call Disc Margin	80% Pricing Speed To Call Disc Margin	100% Pricing Speed To Call Disc Margin	150% Pricing Speed To Call Disc Margin	200% Pricing Speed To Call Disc Margin
Class M-4
100.00000%	64	64	64	64	64
WAL (yrs)	26.26	5.18	4.44	3.66	2.00
Mod Durn (yrs)	16.03	4.61	4.03	3.38	1.91
Principal Window	Nov27 - Jan34	Oct08 - Apr13	Feb09 - Aug11	Mar09 - Mar09	Jul07 - Aug07

Class M-5
100.00000%	68	68	68	68	68
WAL (yrs)	26.26	5.18	4.39	3.66	2.12
Mod Durn (yrs)	15.96	4.60	3.98	3.38	2.02
Principal Window	Nov27 - Jan34	Oct08 - Apr13	Jan09 - Aug11	Mar09 - Mar09	Aug07 - Sep07

Class M-6
100.00000%	72	72	72	72	72
WAL (yrs)	26.26	5.17	4.35	3.66	2.27
Mod Durn (yrs)	15.88	4.58	3.94	3.38	2.16
Principal Window	Nov27 - Jan34	Sep08 - Apr13	Dec08 - Aug11	Mar09 - Mar09	Sep07 - Nov07

Class B-1
100.00000%	130	130	130	130	130
WAL (yrs)	26.26	5.16	4.32	3.66	2.33
Mod Durn (yrs)	14.88	4.49	3.86	3.33	2.19
Principal Window	Nov27 - Jan34	Sep08 - Apr13	Nov08 - Aug11	Mar09 - Mar09	Nov07 - Nov07

Class B-2
100.00000%	140	140	140	140	140
WAL (yrs)	26.26	5.16	4.30	3.66	2.33
Mod Durn (yrs)	14.72	4.48	3.83	3.33	2.18
Principal Window	Nov27 - Jan34	Sep08 - Apr13	Oct08 - Aug11	Mar09 - Mar09	Nov07 - Nov07

Class B-3
100.00000%	185	185	185	185	185
WAL (yrs)	26.26	5.16	4.27	3.66	2.33
Mod Durn (yrs)	14.02	4.41	3.76	3.29	2.17
Principal Window	Nov27 - Jan34	Sep08 - Apr13	Oct08 - Aug11	Mar09 - Mar09	Nov07 -Nov07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-10HE

Discount Margin Table (To Call)

	0% Pricing Speed To Call Disc Margin	80% Pricing Speed To Call Disc Margin	100% Pricing Speed To Call Disc Margin	150% Pricing Speed To Call Disc Margin	200% Pricing Speed To Call Disc Margin
Class B-4
92.06033%	420	544	575	607	732
WAL (yrs)	26.26	5.15	4.27	3.62	2.33
Mod Durn (yrs)	11.25	4.06	3.51	3.08	2.06
Principal Window	Nov27 - Jan34	Aug08 - Apr13	Oct08 - Aug11	Feb09 - Mar09	Nov07 - Nov07

Class B-5
88.04101%	459	651	700	754	939
WAL (yrs)	26.26	5.15	4.25	3.54	2.33
Mod Durn (yrs)	10.93	3.99	3.44	2.99	2.04
Principal Window	Nov27 - Jan34	Aug08 - Apr13	Sep08 - Aug11	Dec08 - Mar09	Nov07 - Nov07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

Discount Margin Table (To Maturity)

	0% Pricing Speed To Maturity Disc Margin	80% Pricing Speed To Maturity Disc Margin	100% Pricing Speed To Maturity Disc Margin	150% Pricing Speed To Maturity Disc Margin	200% Pricing Speed To Maturity Disc Margin
Class A-1A
100.00000%	14	14	14	14	14
WAL (yrs)	13.59	1.18	1.00	0.71	0.56
Mod Durn (yrs)	10.38	1.15	0.98	0.70	0.55
Principal Window	Aug05 - Nov26	Aug05 - Sep07	Aug05 - May07	Aug05 - Nov06	Aug05 - Jul06

Class A-1B
100.00000%	26	26	26	26	26
WAL (yrs)	25.27	4.30	3.04	1.71	1.33
Mod Durn (yrs)	16.36	3.91	2.84	1.65	1.30
Principal Window	Nov26 - Jul34	Sep07 - Dec14	May07 - Dec12	Nov06 - Sep07	Jul06 - Mar07

Class A-1C
100.00000%	38	49	49	37	37
WAL (yrs)	29.32	12.35	9.76	2.23	1.69
Mod Durn (yrs)	17.63	9.75	8.07	2.13	1.63
Principal Window	Jul34 - Mar35	Dec14 -Mar23	Dec12 - Sep19	Sep07 - Nov07	Mar07 - Apr07

Class M-1
100.00000%	46	48	48	46	46
WAL (yrs)	26.38	5.85	5.36	2.45	1.75
Mod Durn (yrs)	16.40	5.10	4.78	2.33	1.69
Principal Window	Nov27 - Feb35	Jan09 - Oct20	Sep09 - Aug17	Nov07 - Feb08	Apr07 -May07

Class M-2
100.00000%	50	52	52	50	50
WAL (yrs)	26.38	5.80	5.09	2.72	1.84
Mod Durn (yrs)	16.33	5.05	4.55	2.57	1.77
Principal Window	Nov27 - Jan35	Nov08 -Mar20	May09 - Mar17	Feb08 - Jun08	May07 - Jun07

Class M-3
100.00000%	52	54	54	57	52
WAL (yrs)	26.38	5.76	4.95	4.06	1.91
Mod Durn (yrs)	16.29	5.02	4.43	3.67	1.84
Principal Window	Nov27 - Jan35	Nov08 -Aug19	Mar09 - Sep16	Jun08 - Jun14	Jun07 - Jul07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

Discount Margin Table (To Maturity)

	0% Pricing Speed To Maturity Disc Margin	80% Pricing Speed To Maturity Disc Margin	100% Pricing Speed To Maturity Disc Margin	150% Pricing Speed To Maturity Disc Margin	200% Pricing Speed To Maturity Disc Margin
Class M-4
100.00000%	64	66	66	77	64
WAL (yrs)	26.38	5.73	4.87	6.58	2.00
Mod Durn (yrs)	16.07	4.98	4.35	5.73	1.91
Principal Window	Nov27 - Jan35	Oct08 - Mar19	Feb09 - May16	Mar11 - Apr13	Jul07 - Aug07

Class M-5
100.00000%	68	70	70	78	68
WAL (yrs)	26.37	5.71	4.81	5.28	2.12
Mod Durn (yrs)	15.99	4.95	4.29	4.72	2.02
Principal Window	Nov27 - Jan35	Oct08 - Oct18	Jan09 - Dec15	May10 -Dec11	Aug07 - Sep07

Class M-6
100.00000%	72	75	75	79	72
WAL (yrs)	26.37	5.68	4.75	4.70	2.27
Mod Durn (yrs)	15.92	4.93	4.24	4.25	2.16
Principal Window	Nov27 - Dec34	Sep08 - Apr18	Dec08 - Aug15	Nov09 - Oct11	Sep07 - Nov07

Class B-1
100.00000%	130	134	134	139	133
WAL (yrs)	26.37	5.65	4.70	4.34	2.43
Mod Durn (yrs)	14.91	4.81	4.13	3.89	2.28
Principal Window	Nov27 - Dec34	Sep08 -Nov17	Nov08 - Apr15	Jul09 - Jul11	Nov07 - Jan08

Class B-2
100.00000%	140	144	144	147	147
WAL (yrs)	26.37	5.62	4.66	4.10	2.60
Mod Durn (yrs)	14.75	4.77	4.08	3.68	2.42
Principal Window	Nov27 -Nov34	Sep08 -May17	Oct08 - Nov14	May09 - Mar11	Jan08 - Mar08

Class B-3
100.00000%	185	190	190	191	199
WAL (yrs)	26.36	5.58	4.60	3.92	2.78
Mod Durn (yrs)	14.04	4.68	3.99	3.51	2.56
Principal Window	Nov27 - Oct34	Sep08 - Oct16	Oct08 - Jun14	Mar09 - Dec10	Mar08 - Jun08

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

Discount Margin Table (To Maturity)

	0% Pricing Speed To Maturity Disc Margin	80% Pricing Speed To Maturity Disc Margin	100% Pricing Speed To Maturity Disc Margin	150% Pricing Speed To Maturity Disc Margin	200% Pricing Speed To Maturity Disc Margin
Class B-4
92.06033%	420	543	573	603	693
WAL (yrs)	26.36	5.53	4.57	3.81	2.94
Mod Durn (yrs)	11.26	4.24	3.68	3.22	2.55
Principal Window	Nov27 - Oct34	Aug08 - Apr16	Oct08 - Dec13	Feb09 - Sep10	Jun08 - Jul08

Class B-5
88.04101%	459	646	693	745	734
WAL (yrs)	26.35	5.48	4.51	3.71	4.84
Mod Durn (yrs)	10.95	4.14	3.58	3.11	3.83
Principal Window	Nov27 -Sep34	Aug08 -Dec15	Sep08 - Sep13	Dec08 - Jul10	Jul08 - Jul11

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class A-1A Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	98	58	48	22	0
25-Jul-07	96	6	0	0	0
25-Jul-08	94	0	0	0	0
25-Jul-09	92	0	0	0	0
25-Jul-10	89	0	0	0	0
25-Jul-11	87	0	0	0	0
25-Jul-12	84	0	0	0	0
25-Jul-13	81	0	0	0	0
25-Jul-14	77	0	0	0	0
25-Jul-15	74	0	0	0	0
25-Jul-16	69	0	0	0	0
25-Jul-17	65	0	0	0	0
25-Jul-18	60	0	0	0	0
25-Jul-19	54	0	0	0	0
25-Jul-20	48	0	0	0	0
25-Jul-21	42	0	0	0	0
25-Jul-22	35	0	0	0	0
25-Jul-23	28	0	0	0	0
25-Jul-24	20	0	0	0	0
25-Jul-25	12	0	0	0	0
25-Jul-26	3	0	0	0	0
25-Jul-27	0	0	0	0	0
25-Jul-28	0	0	0	0	0
25-Jul-29	0	0	0	0	0
25-Jul-30	0	0	0	0	0
25-Jul-31	0	0	0	0	0
25-Jul-32	0	0	0	0	0
25-Jul-33	0	0	0	0	0
25-Jul-34	0	0	0	0	0
25-Jul-35	0	0	0	0	0

Weighted Average Life in Years	13.59	1.18	1.00	0.71	0.56

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class A-1B Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	92
25-Jul-07	100	100	78	7	0
25-Jul-08	100	55	20	0	0
25-Jul-09	100	47	20	0	0
25-Jul-10	100	32	17	0	0
25-Jul-11	100	20	8	0	0
25-Jul-12	100	12	2	0	0
25-Jul-13	100	6	0	0	0
25-Jul-14	100	1	0	0	0
25-Jul-15	100	0	0	0	0
25-Jul-16	100	0	0	0	0
25-Jul-17	100	0	0	0	0
25-Jul-18	100	0	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	88	0	0	0	0
25-Jul-28	76	0	0	0	0
25-Jul-29	66	0	0	0	0
25-Jul-30	55	0	0	0	0
25-Jul-31	43	0	0	0	0
25-Jul-32	30	0	0	0	0
25-Jul-33	15	0	0	0	0
25-Jul-34	0	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	25.27	4.30	3.04	1.71	1.33

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class A-1C Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	0
25-Jul-08	100	100	100	0	0
25-Jul-09	100	100	100	0	0
25-Jul-10	100	100	100	0	0
25-Jul-11	100	100	100	0	0
25-Jul-12	100	100	100	0	0
25-Jul-13	100	100	78	0	0
25-Jul-14	100	100	54	0	0
25-Jul-15	100	83	37	0	0
25-Jul-16	100	62	26	0	0
25-Jul-17	100	46	18	0	0
25-Jul-18	100	34	8	0	0
25-Jul-19	100	25	1	0	0
25-Jul-20	100	18	0	0	0
25-Jul-21	100	10	0	0	0
25-Jul-22	100	3	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	100	0	0	0	0
25-Jul-29	100	0	0	0	0
25-Jul-30	100	0	0	0	0
25-Jul-31	100	0	0	0	0
25-Jul-32	100	0	0	0	0
25-Jul-33	100	0	0	0	0
25-Jul-34	93	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	29.32	12.35	9.76	2.23	1.69

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class M-1 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	0
25-Jul-08	100	100	100	0	0
25-Jul-09	100	62	100	0	0
25-Jul-10	100	46	30	0	0
25-Jul-11	100	34	20	0	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	7	0	0
25-Jul-15	100	10	5	0	0
25-Jul-16	100	7	3	0	0
25-Jul-17	100	6	*	0	0
25-Jul-18	100	4	0	0	0
25-Jul-19	100	3	0	0	0
25-Jul-20	100	1	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.38	5.85	5.36	2.45	1.75

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class M-2 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	0
25-Jul-08	100	100	100	0	0
25-Jul-09	100	62	64	0	0
25-Jul-10	100	46	30	0	0
25-Jul-11	100	34	20	0	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	7	0	0
25-Jul-15	100	10	5	0	0
25-Jul-16	100	7	3	0	0
25-Jul-17	100	6	0	0	0
25-Jul-18	100	4	0	0	0
25-Jul-19	100	3	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.38	5.80	5.09	2.72	1.84

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class M-3 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	0
25-Jul-08	100	100	100	21	0
25-Jul-09	100	62	44	21	0
25-Jul-10	100	46	30	21	0
25-Jul-11	100	34	20	21	0
25-Jul-12	100	25	14	21	0
25-Jul-13	100	18	10	14	0
25-Jul-14	100	14	7	0	0
25-Jul-15	100	10	5	0	0
25-Jul-16	100	7	1	0	0
25-Jul-17	100	6	0	0	0
25-Jul-18	100	4	0	0	0
25-Jul-19	100	*	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.38	5.76	4.95	4.06	1.91

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class M-4 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	13
25-Jul-08	100	100	100	100	0
25-Jul-09	100	62	44	100	0
25-Jul-10	100	46	30	100	0
25-Jul-11	100	34	20	77	0
25-Jul-12	100	25	14	25	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	7	0	0
25-Jul-15	100	10	5	0	0
25-Jul-16	100	7	0	0	0
25-Jul-17	100	6	0	0	0
25-Jul-18	100	4	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.38	5.73	4.87	6.58	2.00

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class M-5 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	0
25-Jul-09	100	62	44	100	0
25-Jul-10	100	46	30	74	0
25-Jul-11	100	34	20	5	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	7	0	0
25-Jul-15	100	10	5	0	0
25-Jul-16	100	7	0	0	0
25-Jul-17	100	6	0	0	0
25-Jul-18	100	2	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.37	5.71	4.81	5.28	2.12

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class M-6 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	0
25-Jul-09	100	62	44	100	0
25-Jul-10	100	46	30	9	0
25-Jul-11	100	34	20	4	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	7	0	0
25-Jul-15	100	10	1	0	0
25-Jul-16	100	7	0	0	0
25-Jul-17	100	6	0	0	0
25-Jul-18	100	0	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.37	5.68	4.75	4.70	2.27

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class B-1 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	0
25-Jul-09	100	62	44	100	0
25-Jul-10	100	46	30	9	0
25-Jul-11	100	34	20	0	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	7	0	0
25-Jul-15	100	10	0	0	0
25-Jul-16	100	7	0	0	0
25-Jul-17	100	3	0	0	0
25-Jul-18	100	0	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.37	5.65	4.70	4.34	2.43

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class B-2 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	0
25-Jul-09	100	62	44	16	0
25-Jul-10	100	46	30	9	0
25-Jul-11	100	34	20	0	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	4	0	0
25-Jul-15	100	10	0	0	0
25-Jul-16	100	7	0	0	0
25-Jul-17	100	0	0	0	0
25-Jul-18	100	0	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.37	5.62	4.66	4.10	2.60

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class B-3 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	0
25-Jul-09	100	62	44	16	0
25-Jul-10	100	46	30	9	0
25-Jul-11	100	34	20	0	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	0	0	0
25-Jul-15	100	10	0	0	0
25-Jul-16	100	4	0	0	0
25-Jul-17	100	0	0	0	0
25-Jul-18	100	0	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.36	5.58	4.60	3.92	2.78

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class B-4 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	0
25-Jul-09	100	62	44	16	0
25-Jul-10	100	46	30	6	0
25-Jul-11	100	34	20	0	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	10	0	0
25-Jul-14	100	14	0	0	0
25-Jul-15	100	10	0	0	0
25-Jul-16	100	0	0	0	0
25-Jul-17	100	0	0	0	0
25-Jul-18	100	0	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.36	5.53	4.57	3.81	2.94

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

COMPUTATIONAL MATERIALS FOR TMTS 2005-10HE

To Maturity

Percentage of Class B-5 Certificate Principal Balance Outstanding

Date	0% Pricing Speed	80% Pricing Speed	100% Pricing Speed	150% Pricing Speed	200% Pricing Speed
Initial Percentage	100	100	100	100	100
25-Jul-06	100	100	100	100	100
25-Jul-07	100	100	100	100	100
25-Jul-08	100	100	100	100	81
25-Jul-09	100	62	44	16	81
25-Jul-10	100	46	30	0	55
25-Jul-11	100	34	20	0	0
25-Jul-12	100	25	14	0	0
25-Jul-13	100	18	2	0	0
25-Jul-14	100	14	0	0	0
25-Jul-15	100	6	0	0	0
25-Jul-16	100	0	0	0	0
25-Jul-17	100	0	0	0	0
25-Jul-18	100	0	0	0	0
25-Jul-19	100	0	0	0	0
25-Jul-20	100	0	0	0	0
25-Jul-21	100	0	0	0	0
25-Jul-22	100	0	0	0	0
25-Jul-23	100	0	0	0	0
25-Jul-24	100	0	0	0	0
25-Jul-25	100	0	0	0	0
25-Jul-26	100	0	0	0	0
25-Jul-27	100	0	0	0	0
25-Jul-28	93	0	0	0	0
25-Jul-29	82	0	0	0	0
25-Jul-30	70	0	0	0	0
25-Jul-31	57	0	0	0	0
25-Jul-32	43	0	0	0	0
25-Jul-33	28	0	0	0	0
25-Jul-34	11	0	0	0	0
25-Jul-35	0	0	0	0	0

WAL (yrs.)	26.35	5.48	4.51	3.71	4.84

*	= less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.